EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION OF DOCUMENT

EX-99.a1 Articles of Incorporation of Twentieth Century Premium Reserves, Inc., dated January 7, 1993 (filed as Exhibit 1a to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, File No. 33-57430, and incorporated herein by reference).

EX-99.a2 Articles Supplementary of Twentieth Century Premium Reserves, Inc., dated April 24, 1995 (filed as Exhibit 1b to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, File No. 33-57430, and incorporated herein by reference).

EX-99.a3 Articles of Amendment of Twentieth Century Premium Reserves, Inc., dated December 2, 1996 (filed as Exhibit 1c to Post-Effective Amendment No. 6 on Form N-1A, filed on July 30, 1997, File No. 33-57430, and incorporated herein by reference.)

EX-99.a4 Articles Supplementary of American Century Premium Reserves, Inc., dated December 2, 1996 (filed as Exhibit 1d to Post-Effective Amendment No. 6 on Form N-1A, filed on July 30, 1997, File No. 33-57430, and incorporated herein by reference.)

EX-99.a5 Articles Supplementary of American Century Premium Reserves, Inc. dated February 16, 1999 filed herewith.

EX-99.b1          By-Laws of Twentieth Century Premium Reserves,  Inc. (filed as
                  Exhibit 2 to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, File No. 33-57430, and incorporated herein by reference).

EX-99.b2 Amendment to By-Laws of American Century Premium Reserves, Inc. (filed as Exhibit 2b to Post-Effective Amendment No. 9 on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, and incorporated herein by reference.)

EX-99.d Management Agreement dated as of August 1, 1997, between American Century Premium Reserves, Inc. and American Century Investment Management, Inc. (filed as Exhibit 5 to Post-Effective Amendment No. 6 on Form N-1A, filed on July 30, 1997, File No. 33-57430, and incorporated herein by reference.)

EX-99.e1 Distribution Agreement between American Century Premium Reserves, Inc. and Funds Distributor, Inc. dated January 15, 1998 (filed as Exhibit 6 to Post-Effective Amendment No. 28 on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Premium Reserves, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed as Exhibit 6b to Post-Effective Amendment No. 11 on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Premium Reserves, Inc. and Funds Distributor, Inc. dated November 13, 1998 (filed as Exhibit 6c to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Premium Reserves, Inc. and Funds Distributor, Inc. dated January 29, 1999 (filed as Exhibit e4 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed December 28, 1998, and incorporated herein by reference).

EX-99.g1 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996. (filed as Exhibit 8 to Post-Effective Amendment No. 31 on Form N-1A of American Century Government Income Trust, File No. 2-99222, and incorporated herein by reference).

EX-99.g2 Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as
                  Exhibit 8e to Post-Effective Amendment No. 76 on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement dated as of March 18, 1993, by and between Twentieth Century Premium Reserves, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, File No. 33-57430, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank dated December 18, 1998 (filed as Exhibit h2 to Post-Effective Amendment No. 37 of American Century Government Income Trust, on May 7 1999, Filed No. 2-99222, and incorporated herein by reference).

EX-99.i           Opinion and Consent of Counsel filed herewith.

EX-99.j1          Consent of Deloitte & Touche LLP to be filed by amendment.

EX-99.j2          Power of Attorney dated February 19, 1999 filed herewith.

EX-27.5.1         Financial Data Schedule for Premium Capital Reserve.

EX-27.5.2         Financial Data Schedule for Premium Government Reserve.

EX-27.5.3         Financial Data Schedule for Premium Bond.